                                                                      EX-99.B19
                                                             Exhibit 24 (b)(19)



                                POWER OF ATTORNEY


         Each of the undersigned, a member of the Boards of Directors/Trustees of the Delaware Group Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints on behalf of each of the Funds listed on Exhibit A, Wayne A. Stork, Jeffrey J. Nick and Walter P. Babich and any one of them acting singly, his true and lawful attorneys-in-fact, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as either of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 18th day of December, 1997.


/s/ Walter P. Babich                           /s/ Thomas F. Madison
--------------------------                     --------------------------
Walter P. Babich                               Thomas F. Madison


/s/ Anthony D. Knerr                           /s/ Jeffrey J. Nick
--------------------------                     --------------------------
Anthony D. Knerr                               Jeffrey J. Nick


/s/ Ann R. Leven                               /s/ Charles E. Peck
--------------------------                     --------------------------
Ann R. Leven                                   Charles E. Peck


/s/ W. Thacher Longstreth                      /s/ Wayne A. Stork
--------------------------                     --------------------------
W. Thacher Longstreth                          Wayne A. Stork

                                POWER OF ATTORNEY

                                    EXHIBIT A
                              DELAWARE GROUP FUNDS


DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS III, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP FOUNDATION FUNDS
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.
VOYAGEUR TAX FREE FUNDS, INC.
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, III, INC.

                                POWER OF ATTORNEY

         The undersigned, a member of the Boards of Directors/Trustees of the Delaware Group Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints on behalf of each of the Funds listed on Exhibit A, Wayne A. Stork, Jeffrey J. Nick and Walter P. Babich and any one of them acting singly, his true and lawful attorneys-in-fact, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as either of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 16th day of April, 1998.

/s/ John H. Durham
--------------------------------
    John H. Durham

                                POWER OF ATTORNEY

                                    EXHIBIT A
                              DELAWARE GROUP FUNDS


DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS III, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP FOUNDATION FUNDS